Exhibit 16



                               POWER OF ATTORNEY


     The undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Robert C. Doll, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission (the "Commission"): Apex Municipal Fund, Inc.; The Asset Program, Inc.; Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; Corporate High Yield Fund V, Inc.; Financial Institutions Series Trust; Fund Asset Management Master Trust; Master Focus Twenty Trust; Master Large Cap Series Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury HW Funds; Mercury HW Variable Trust; Mercury Large Cap Series Funds, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; Merrill Lynch Premier Growth Fund, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; Merrill Lynch U.S. Government Mortgage Fund; Merrill Lynch Variable Series Funds, Inc.; Merrill Lynch World Income Fund, Inc.; MuniAssets Fund, Inc.; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniHoldings Insured Fund II, Inc.; MuniInsured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Insured Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

     Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Susan B. Baker, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Master Focus Twenty Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; and Merrill Lynch Premier Growth Fund, Inc.

     Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Stephen Benham, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the
Commission: Apex Municipal Fund, Inc.; MuniAssets Fund, Inc.; MuniHoldings Insured Fund II, Inc., MuniInsured Fund, Inc.; and MuniYield Insured Fund, Inc.

     Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Phillip S. Gillespie, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the
Commission: Fund Asset Management Master Trust; Mercury HW Funds; Mercury HW Variable Trust; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; and Merrill Lynch U.S. Government Mortgage Fund.

     Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Robert Harris, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Financial Institutions Series Trust and Merrill Lynch World Income Fund, Inc.

     Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Bradley J. Lucido, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the
Commission: Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; and Corporate High Yield Fund V, Inc.

     Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Allan J. Oster, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: The Asset Program, Inc., Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; and Merrill Lynch Variable Series Funds, Inc.

     Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Alice A. Pellegrino, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the
Commission: Master Large Cap Series Trust; Mercury Large Cap Series Funds, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniYield Arizona

Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

Dated:  April 16, 2002




     /s/ Terry K. Glenn                              /s/ Donald C. Burke
--------------------------------             ----------------------------------
         Terry K. Glenn                                  Donald C. Burke
(President/Principal Executive              (Vice President/Treasurer/Principal
   Officer/Director/Trustee)                  Financial and Accounting Officer)



      /s/ James H. Bodurtha                         /s/ Joe Grills
-----------------------------------          ----------------------------------
        James H. Bodurtha                               Joe Grills
        (Director/Trustee)                         (Director/Trustee)



      /s/ Herbert I. London                        /s/ Andre F. Perold
-----------------------------------          ----------------------------------
          Herbert I. London                            Andre F. Perold
         (Director/Trustee)                         (Director/Trustee)



      /s/ Roberta Cooper Ramo                     /s/ Robert S. Salomon, Jr.
-------------------------------------        ----------------------------------
          Roberta Cooper Ramo                         Robert S. Salomon, Jr.
          (Director/Trustee)                          (Director/Trustee)



       /s/ Melvin R. Seiden                       /s/ Stephen B. Swensrud
-------------------------------------       -----------------------------------
           Melvin R. Seiden                           Stephen B. Swensrud
          (Director/Trustee)                          (Director/Trustee)